Corindus Vascular Robotics, Inc. 8-K

Exhibit 10.3

FIRST Amendment

to

Loan and security agreement (TERM LOAN)

This First Amendment to Loan and Security Agreement (Term Loan) (this “Amendment”) is entered into this 14th day of March, 2019 among (a) SILICON VALLEY BANK, a California corporation (“SVB”), as collateral agent (in such capacity, the “Collateral Agent”), (b) the lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including SVB in its capacity as a Lender and (c) SOLAR CAPITAL LTD., a Maryland corporation (“Solar” and, together with SVB, each a “Lender” and collectively, the “Lenders”), and (d)(i) CORINDUS VASCULAR ROBOTICS, INC., a Delaware corporation (“Parent Borrower”) whose address is 309 Waverly Oaks Road, Suite 105, Waltham, Massachusetts 02452, and (ii) CORINDUS, INC., a Delaware corporation (“Subsidiary Borrower”) whose address is 309 Waverly Oaks Road, Suite 105, Waltham, Massachusetts 02452 (Parent Borrower and Subsidiary Borrower are individually and collectively, jointly and severally, “Borrower”).

Recitals

A.            Lender and Borrower have entered into that certain Loan and Security Agreement (Term Loan) dated as of March 16, 2018 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.            Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.            Borrower has requested that Lender amend the Loan Agreement to (i) provide for a new term loan, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.            Lender has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.            Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.            Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the occurrence of the 2019 Equity Financing.

3.            Amendments to Loan Agreement.

3.1           Section 2.2 (Term Loans). Section 2.2(a) of the Loan Agreement is amended in its entirety and replaced with the following:

“              (a)           Availability. Subject to the terms and conditions of this Agreement and to the completion of the Initial Equity Financing, the Lenders agree, severally and not jointly, to make one (1) advance to Borrower on the Effective Date in an aggregate original principal amount equal to Twelve Million Dollars ($12,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (the “Term A Loan”). After repayment, the Term A Loan (or any portion) may not be re-borrowed.”

3.2           Section 2.2 (Term Loans). Section 2.2(c) of the Loan Agreement is amended by deleting “each Term Loan” and inserting “the Term A Loan” in lieu thereof.

3.3           Section 2.2 (Term Loans). Section 2.2(d) of the Loan Agreement is amended by deleting “Term Loans are” and inserting “Term A Loan is” in lieu thereof.

3.4           Section 2.2 (Term Loans). Section 2.2(e) of the Loan Agreement is amended by deleting all references to “Term Loans” appearing therein and inserting “Term A Loan” in lieu thereof.

3.5           Section 2.2.1 (2019 Term Loan). The Loan Agreement is amended by inserting the following new provision to appear as Section 2.2.1 (2019 Term Loan) thereof:

“              2.2.1      2019 Term Loan.

(a)          Availability. Subject to the terms and conditions of this Agreement and to the completion of the 2019 Equity Financing, the Lenders agree, severally and not jointly, to make one (1) advance to Borrower on the First Amendment Effective Date in an aggregate original principal amount equal to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00) according to each Lender’s 2019 Term Loan Commitment as set forth on Schedule 1.1 hereto (the “2019 Term Loan”). After repayment, the 2019 Term Loan may not be re-borrowed. The Term A Loan and 2019 Term Loan shall hereinafter be referred to singly as the “Term Loan” and collectively as the “Term Loans.”

(b)          Interest Period. Borrower shall make monthly payments of interest only, commencing on the first Payment Date following the First Amendment Effective Date and continuing on the Payment Date of each successive month thereafter through and including March 1, 2020.

(c)          Repayment. Commencing on April 1, 2020, and continuing on the Payment Date of each month thereafter, Borrower shall make to each Lender (i) twenty-four (24) consecutive equal monthly installments of principal plus (ii) monthly payments of interest at the rate set forth in Section 2.3(a). All unpaid principal and accrued and unpaid interest with respect to the 2019 Term Loan is due and payable in full on the Term Loan Maturity Date.

(d)          Mandatory Prepayments. If the 2019 Term Loan is accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the 2019 Final Payment, (iii) the Prepayment Fee, if applicable, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(e)          Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of the 2019 Term Loan advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the 2019 Term Loan at least thirty (30) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the 2019 Term Loan plus accrued and unpaid interest thereon through the prepayment date, (B) the 2019 Final Payment, (C) the Prepayment Fee, if applicable, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

3.6           Section 2.5 (Fees). Section 2.5 is amended by (i) deleting “and” appearing at the end of subsection (c), (ii) re-lettering subsection (d) as subsection (e), and (iii) inserting the following new subsection (d):

“              (d)           2019 Final Payment. The 2019 Final Payment, when due hereunder, to be shared between the Lenders pursuant to their respective Commitment Percentage; and”

3.7           Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2 is amended by (i) deleting the “and” appearing at the end of subsection (g), (ii) re-lettering subsection (h) as subsection (i), and (iii) inserting the following new subsection (h):

“              (h)          prompt written notice of any changes to the beneficial ownership information set out in Section 14 of the Perfection Certificate. Borrower understands and acknowledges that Bank relies on such true, accurate and up-to-date beneficial ownership information to meet Bank’s regulatory obligations to obtain, verify and record information about the beneficial owners of its legal entity customers; and”

3.8           Section 10 (Notices). Section 10 is amended in its entirety and replaced with the following:

“              10 Notices

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, any Lender or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:

Corindus Vascular Robotics, Inc.

Corindus, Inc.

309 Waverley Oaks Road, Suite 105

Waltham, Massachusetts 02452

Attn: Chief Financial Officer (with a copy to the Legal Department)

Fax: (508) 232-6000

Email: David.Long@corindus.com

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts Attn: Meryl J. Epstein, Esquire Fax: (617) 348-1635 Email: MJEpstein@mintz.com

If to Collateral Agent or SVB:	Silicon Valley Bank 275 Grove Street, Suit 2-200 Newton, Massachusetts 02466 Attn: Mr. Sam Subilia Fax: (617) 527-0177 Email: SSubilia@svb.com

With a copy to:	Morrison & Foerster LLP 20 Clarendon Street, Floor 20 Boston, Massachusetts 02116 Attn: David A. Ephraim, Esquire Email: DEphraim@mofo.com

If to Solar:	Solar Capital Ltd. 500 Park Avenue, 3rd Floor New York, New York 10022 Attn: Anthony Storino Fax: (212) 993-1698 Email: Storino@solarcapltd.com

3.9           Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, the Prepayment Fee, the Final Payment, the 2019 Final Payment, Lenders’ Expenses, and other amounts Borrower owes the Lenders now or later, whether under this Agreement, the other Loan Documents (other than the Warrant or any equity instrument), or otherwise, including, without limitation, all obligations relating to Bank Services and interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and to perform Borrower’s duties under the Loan Documents.

“Term Loan” and “Term Loans” are each defined in Section 2.2.1(a) hereof.

“Term A Loan” is defined in Section 2.2(a) hereof.

“Warrant” is, collectively, (a) that certain Warrant to Purchase Stock dated March 16, 2018 between Parent Borrower and SVB, (b) that certain Warrant to Purchase Stock dated March 16, 2018 between Parent Borrower and Solar, (c) that certain Warrant to Purchase Stock dated as of the First Amendment Effective Date between Parent Borrower and SVB, and (d) that certain Warrant to Purchase Stock dated as of the First Amendment Effective Date between Parent Borrower and Solar, in each case as amended, modified, supplemented and/or restated from time to time.

3.10        Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

“2019 Equity Financing” means receipt by Borrower, after February 26, 2019, but on or prior to the First Amendment Effective Date, of unrestricted (including, without limitation, not being subject to any clawback, redemption, escrow or similar contractual restrictions) net cash proceeds in an amount of at least Nineteen Million Dollars ($19,000,000.00) from the issuance of new equity securities of Parent Borrower.

“2019 Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) in an amount equal to One Hundred Sixty-Five Thousand Dollars ($165,000.00), due on the earliest to occur of (a) the Term Loan Maturity Date, or (b) the acceleration of the 2019 Term Loan, or (c) the prepayment of the 2019 Term Loan pursuant to Section 2.2.1(d) or Section 2.2.1(e), or (d) the repayment in full of all obligations under the 2019 Term Loan, or (e) the termination of this Agreement.

“2019 Term Loan” is defined in Section 2.2.1(a) hereof.

“2019 Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a 2019 Term Loan, up to the principal amount shown on Schedule 1.1.

“First Amendment Effective Date” is March 14, 2019.

3.11        Section 13.1 (Definitions). The following terms and their definitions set forth in Section 13.1 are deleted in their entirety:

“Draw Period B” is the period of time commencing upon the occurrence of the Draw Period B Event and ending on the earlier to occur of (i) March 31, 2019 and (ii) the date of the occurrence of an Event of Default.

“Draw Period B Event” means, on or prior to March 31, 2019, confirmation by Collateral Agent and Required Lenders that they have received satisfactory evidence demonstrating that Borrower had gross profit (as determined under GAAP) of at least Four Million Five Hundred Thousand Dollars ($4,500,000.00) for a six (6) consecutive month period ending after the Effective Date but on or before December 31, 2018.

“Draw Period C” is the period of time commencing upon the occurrence of the Draw Period C Event and ending on the earlier to occur of (i) August 31, 2019 and (ii) the date of the occurrence of an Event of Default.

“Draw Period C Event” means, on or prior to August 31, 2019, confirmation by Collateral Agent and Required Lenders that (a) the Term B Loan has been made, (b) Collateral Agent and Required Lenders have received satisfactory evidence that Borrower received, after the Initial Equity Financing but on or before June 30, 2019, unrestricted (including, without limitation, not being subject to any clawback, redemption, escrow or similar contractual restriction) net cash proceeds in an amount of at least Thirty Million Dollars ($30,000,000.00) (exclusive of any amounts raised from the Initial Equity Financing) from the issuance of new equity securities of Parent Borrower and (c) Collateral Agent and Required Lenders have received satisfactory evidence demonstrating that Borrower had gross profit (as determined under GAAP) of at least Eight Million Dollars ($8,000,000.00) for a six (6) consecutive month period ending after the Effective Date but on or before August 31, 2019.

“Term B Loan” is defined in Section 2.2(a)(ii) hereof.

“Term B Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term B Loan, up to the principal amount shown on Schedule 1.1.

“Term C Loan” is defined in Section 2.2(a)(iii) hereof.

“Term C Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term C Loan, up to the principal amount shown on Schedule 1.1.

3.12        Schedule 1.1 (Lenders and Commitments). Schedule 1.1 (Lenders and Commitments) appearing as Schedule 1.1 to the Loan Agreement is deleted in its entirety and replaced with the Schedule 1.1 (Lenders and Commitments) attached as Schedule 1 attached hereto.

3.13        Exhibit D (Form of Secured Promissory Note). The Secured Promissory Note appearing as Exhibit D to the Loan Agreement is deleted in its entirety and replaced with the Secured Promissory Note attached as Schedule 2 attached hereto.

4.             Limitation of Amendments.

4.1           The amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.             Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

 5.2          Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

 5.3          The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7            This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.             Ratification of Perfection Certificates. Parent Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Parent Borrower dated as of March 16, 2018, as amended as set forth on Schedule 3 attached hereto (the “Parent Borrower Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Parent Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Subsidiary Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Subsidiary Borrower dated as of March 16, 2018, as amended as set forth on Schedule 4 attached hereto (the “Subsidiary Borrower Perfection Certificate”) and acknowledges, confirms and agrees the disclosures and information Subsidiary Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Parent Borrower and Subsidiary Borrower each hereby agree that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to reference collectively the Parent Borrower Perfection Certificate and Subsidiary Borrower Perfection Certificate, as defined herein.

7.            Post-Closing Deliverables. Borrower shall deliver to Bank, on or before the date that is thirty (30) days after the First Amendment Effective Date, evidence satisfactory to Bank that the insurance policies and endorsements for each Borrower required by Section 6.5 of the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank.

8.            Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9.            Reaffirmation. Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan Agreement, including without limitation any Term Loans funded on or after the First Amendment Effective Date, as of the date hereof, and with effect from (and including) the First Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith

10.          No Novation. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.

11.          Prepayment Fee, Final Payment and 2019 Final Payment. Borrower expressly agrees (to the fullest extent that each may lawfully do so) that: (i) each of the Prepayment Fee, Final Payment and 2019 Final Payment is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) each of the Prepayment Fee, Final Payment and 2019 Final Payment shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between Collateral Agent, Lenders and Borrower giving specific consideration in this transaction for such agreement to pay each of the Prepayment Fee, Final Payment and 2019 Final Payment and (iv) Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that its agreement to pay each of the Prepayment Fee, Final Payment and 2019 Final Payment to Lenders as described in the Loan Agreement, as amended, and was and continues to be a material inducement to Lenders to provide the Term Loan Commitments and make the Term Loans.

12.           Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

13.           Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment to Bank of Bank’s legal fees and expenses incurred in connection with this Amendment, and (c) the occurrence of the 2019 Equity Financing.

[Signature page follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER

SILICON VALLEY BANK

By:	/s/ Sam Subilia
Name:	Sam Subilia
Title:	Vice President

BORROWER

CORINDUS, INC.		CORINDUS VASCULAR ROBOTICS, INC.

By:	/s/ David W. Long	By:	/s/ David W. Long
Name:	David W. Long	Name:	David W. Long
Title:	Chief Executive Officer	Title:	Chief Financial Officer and Senior Vice President

LENDER

SOLAR CAPITAL LTD.

By:	/s/ Anthony J. Storino
Name:	Anthony J. Storino
Title:	Authorized Signatory

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in the Perfection Certificate is true, complete and correct.

CORINDUS, INC.

By:
Name:
Title:

CORINDUS VASCULAR ROBOTICS, INC.

By:
Name:
Title:

Schedule 1

Lenders and Commitments

Term A Loan

Lender	Term A Loan Commitment	Commitment Percentage
SOLAR CAPITAL LTD.	$6,782,608.68	56.521739%
SILICON VALLEY BANK	$5,217,391.32	43.478261%
TOTAL	$12,000,000.00	100.00%

2019 Term Loan

Lender	2019 Term Loan Commitment	Commitment Percentage
SOLAR CAPITAL LTD.	$1,554,347.82	56.521739%
SILICON VALLEY BANK	$1,195,652.18	43.478261%
TOTAL	$2,750,000.00	100.00%

Schedule 2

Secured Promissory Note

(Term Loan A/2019 Term Loan)

$ ________________	Dated: ________, 2019

FOR VALUE RECEIVED, the undersigned, CORINDUS VASCULAR ROBOTICS, INC., a Delaware corporation with offices located at 309 Waverley Oaks Road, Suite 105, Waltham, Massachusetts 02452, and CORINDUS, INC., a Delaware corporation with offices located at 309 Waverley Oaks Road, Suite 105, Waltham, Massachusetts 02452 (jointly and severally, individually and collectively, “Borrower”) HEREBY PROMISES TO PAY to the order of [SOLAR CAPITAL LTD.] [SILICON VALLEY BANK] (“Lender”) the principal amount of [_______] MILLION DOLLARS ($_______) or such lesser amount as shall equal the outstanding principal balance of the [Term A Loan/2019 Term Loan] made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such [Term A Loan/2019 Term Loan], at the rates and in accordance with the terms of the Loan and Security Agreement (Term Loan) dated March 16, 2018 by and among Borrower, Lender, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Term Loan Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Borrower agrees to pay any initial partial monthly interest payment from the date the [Term A Loan/2019 Term Loan] is made to Borrower under this Secured Promissory Note (this “Note”) to the first Payment Date (“Interim Interest”) on the first Payment Date.

Principal, interest and all other amounts due with respect to the [Term A Loan/2019 Term Loan], are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Note. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured [Term A Loan/2019 Term Loan] by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in [Section 2.2(d)/2.2.1(d) and Section 2.2(e)/2.2.1(e)] of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the [Term A Loan/2019 Term Loan], interest on the [Term A Loan/2019 Term Loan] and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

In accordance with the terms of the Loan Agreement, Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER

CORINDUS, INC.	CORINDUS VASCULAR ROBOTICS, INC.

By:	By:
Name:	Name:
Title:	Title:

Schedule 3

Corindus Vascular Robotics, Inc.

Amendments to Perfection Certificate

1.	The Perfection Certificate is amended by inserting the following text to appear as new Section 14 thereof, immediately following Section 13 thereof:

“14.	BENEFICIAL OWNERSHIP INFORMATION

a.	Is the Company any of the following:

(i)	a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(ii)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;

(iii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or

(iv)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes     ☒      No       ☐

If yes, no further information is required for Sections 14(b), 14(c) or 14(d) below. If no, continue to Section 14(b).

b.             Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes     ☐      No       ☐

If yes, skip to Section 14(d) below. If no, continue to Section 14(c).

c.             Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes     ☐      No       ☐

If yes, complete the following information. If no, continue to Section 14(d) below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

d.       Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions. If appropriate, an individual listed in Section 14(c) above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1

Schedule 4

Corindus, Inc.

Amendments to Perfection Certificate

1.	The Perfection Certificate is amended by inserting the following text to appear as new Section 14 thereof, immediately following Section 13 thereof:

“14.	BENEFICIAL OWNERSHIP INFORMATION

a.	Is the Company any of the following:

(v)	a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(vi)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;

(vii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or

(viii)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes     ☐      No       ☒

If yes, no further information is required for Sections 14(b), 14(c) or 14(d) below. If no, continue to Section 14(b).

b.            Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes     ☐      No       ☒

If yes, skip to Section 14(d) below. If no, continue to Section 14(c).

c.            Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes     ☐      No       ☒

If yes, complete the following information. If no, continue to Section 14(d) below.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date	Percentage of ownership (if indirect ownership, explain structure)
1
2
3
4

d.       Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions. If appropriate, an individual listed in Section 14(c) above may also be listed here.

	Name	Date of birth	Residential address	For US Persons, Social Security Number: (non-US persons should provide SSN if available)	For Non-US Persons: Type of ID, ID number, country of issuance, expiration date
1	David W. Long